UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                 --------------

       Date of report (Date of earliest event reported) February 25, 2005


                            U.S.B. HOLDING CO., INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Delaware                     1-12811               36-3197969
--------------------------------------------------------------------------------
         (State or other                (Commission           (IRS Employer
  jurisdiction of incorporation)        File Number)        Identification No.)


100 Dutch Hill Road, Orangeburg, New York                           10962
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code        (845) 365-4600
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

      On February 28, 2005, U.S.B. Holding Co., Inc. issued a press release announcing that, on February 25, 2005, its Board of Directors declared a quarterly common stock cash dividend of thirteen ($0.13) cents per share and set the record date, time, and location of the 2005 Annual Stockholders' Meeting. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.                Description
----------                 -----------

99.1                       Press release, dated February 28, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                U.S.B. HOLDING CO., INC.


Date: March 1, 2005                             By: /s/ Thomas E. Hales
                                                    ----------------------------
                                                    Name:  Thomas E. Hales
                                                    Title: Chairman and C.E.O.